SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan	0-15734	38-2604669
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

Item 9. Regulation F-D Disclosure
SIGNATURES
EXHIBIT INDEX
Presentation Dated May 12, 2004

Item 9. Regulation F-D Disclosure

     On May 12, 2004, Dana M. Cluckey, Republic Bancorp’s President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer, made a presentation to the Philadelphia Securities Association in Philadelphia, Pennsylvania. The slide presentation is attached as Exhibit 99 to this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: May 12, 2004	By:	/s/ Thomas F. Menacher

		Name:	Thomas F. Menacher
		Its:	Executive Vice President, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit	Description
99	Republic Bancorp Inc. Presentation Dated May 12, 2004.